UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-6604

Dreyfus BASIC Money Market Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	02/28
Date of reporting period:	05/31/09

FORM N-Q

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS
Dreyfus Basic Money Market Fund, Inc.
May 31, 2009 (Unaudited)

Negotiable Bank Certificates of Deposit--36.5%	Principal Amount ($)	Value ($)
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.67%, 8/12/09	50,000,000	50,000,000
Calyon (Yankee)
1.20%, 6/2/09	50,000,000	50,000,000
Citibank (South Dakota) N.A., Sioux Falls
1.15%, 7/1/09	50,000,000	50,000,000
Fortis Bank (Yankee)
1.10%, 8/7/09	50,000,000	50,000,000
ING Bank N.V. (London)
0.87%, 8/10/09	50,000,000	50,000,000
Lloyds TSB Bank PLC (Yankee)
1.10%, 7/6/09	50,000,000	50,000,485
Royal Bank of Scotland PLC (Yankee)
1.00%, 8/7/09	50,000,000	50,000,000
Sanpaolo IMI U.S. Financial Co. (Yankee)
1.05%, 6/11/09	50,000,000	50,000,000
Total Negotiable Bank Certificates of Deposit
(cost $400,000,485)		400,000,485
Commercial Paper--37.2%
Abbey National North America LLC
0.45%, 8/5/09	50,000,000	49,959,375
Atlantis One Funding Corp.
0.47%, 8/3/09	50,000,000 a	49,958,875
Clipper Receivables Co.
1.30%, 7/7/09	50,000,000 a	49,935,000
Danske Corp., Inc.
1.05%, 6/9/09	50,000,000 a	49,988,333
Gemini Securitization Corp., LLC
0.50%, 8/7/09	50,000,000 a	49,953,472
General Electric Capital Services Inc.
0.50%, 8/10/09	25,000,000	24,975,694
Govco Inc.
0.48%, 8/14/09	50,000,000 a	49,950,667
Manhattan Asset Funding Company LLC
0.60%, 6/15/09	3,500,000 a	3,499,183
Natexis Banques Populaires US Finance Co. LLC
1.09%, 8/5/09	40,000,000	39,921,278
UBS Finance Delaware LLC
0.20%, 6/1/09	40,000,000	40,000,000
Total Commercial Paper
(cost $408,141,877)		408,141,877
Corporate Notes--5.2%
Bank of America Corp.
0.42%, 6/1/09	50,000,000	50,000,000
Lehman Brothers Holdings Inc.
0.00%, 3/27/09	45,000,000 b,c,d,e	6,862,500

Total Corporate Notes
(cost $95,000,000)		56,862,500
U.S. Government Agency--9.1%
Federal National Mortgage Association
1.10%, 7/22/09
(cost $99,968,204)	100,000,000 f,g	99,968,204
Repurchase Agreements--8.9%
Barclays Financial LLC
0.17%, dated 5/29/09, due 6/1/09 in the amount of
$38,000,538 (fully collateralized by $38,903,200 U.S.
Treasury Bills, due 4/1/10, value $38,760,075)	38,000,000	38,000,000
Deutsche Bank Securities
0.17%, dated 5/29/09, due 6/1/09 in the amount of
$60,000,850 (fully collateralized by $58,510,000
Federal Home Loan Bank, 1.375%, due 5/16/11, value
$58,697,370 and $2,310,000 Federal National Mortgage
Association, 6.625%, due 11/15/10, value $2,503,639)	60,000,000	60,000,000
Total Repurchase Agreements
(cost $98,000,000)		98,000,000
Other--3.0%
Capital Suport Agreement
(cost $0)	0 c	33,148,928
Total Investments (cost $1,101,110,566)	99.9%	1,096,121,994
Cash and Receivables (Net)	.1%	902,862
Net Assets	100.0%	1,097,024,856

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, these securities amounted to $253,285,530 or 23.1% of net assets.
b Bankrupt security matured on March 27, 2009. Security valued at fair value based on similar defaulted securities that have not matured.
c The Bank of New York Mellon Corporation ("BNY Mellon") has entered into a Capital Support Agreement with the fund, which provides that BNY Mellon, at no cost to the fund, will contribute capital to the fund up to 100% of the amortized cost of the security to the extent that the fund maintains a net asset value of $.995 on the sale, final liquidation or other final payment of the security.
d Issuer filed for bankruptcy.
e Non-income producing--security in default.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal
Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
g Variable rate security--interest rate subject to periodic change.

At May 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

Various inputs are used in determining the value of the fund's investments relating to Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements.

These inputs are summarized in the three broad levels listed below.
Level 1 - quoted prices in active markets for identical investments.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of May 31, 2009 in valuing the fund's investments:

Valuation Inputs	Investments in Securities ($)
Level 1 - Quoted Prices	-
Level 2 - Other Significant Observable Inputs	1,096,121,994
Level 3 - Significant Unobservable Inputs	-
Total	1,096,121,994

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support Agreement, as described in Note 1(e) below, which are carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Capital Support Agreement: The fund holds notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”). In order to mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman on September 16, 2008, the fund entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon, the parent company of the fund’s adviser. Pursuant to the Agreement, BNY Mellon has agreed to provide capital support to the fund, subject to a maximum amount of $45 million (the “Maximum Capital Support Payment”), if any of the following events result in the fund’s net asset value falling below $0.9950: (i) Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated; (ii) Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received; (iii) The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received; and

(iv) The receipt by the fund of any security or other instrument in exchange for, or as a replacement of, the Notes as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Notes are exchanged for, or replaced with, new securities of Lehman or a third party and such new securities are or become “Eligible Securities,” as defined in sub-paragraph (a)(10) of Rule 2a-7 promulgated under the Act, and have an aggregate value that is less than the aggregate amortized cost value of the Notes on the date the fund receives such new securities.

The obligations of BNY Mellon to provide capital support shall terminate upon the earliest to occur of (i) the repayment in full of the Notes, (ii) BNY Mellon making payments equal to the Maximum Capital Support Payment, (iii) the date on which the fund no longer holds any Notes, (iv) the mutual agreement of the fund and BNY Mellon to terminate the Agreement and (v) 5:00 p.m. Eastern Time on the date which is 364 days from the date of the Agreement unless the term of the Agreement is extended pursuant to the Agreement’s terms.

Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until April 30, 2009 and has been extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .015%, .022% and .023%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the fund without regard to any expense limitation currently in effect.

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

Item 2.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3.	Exhibits.

(a) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

FORM N-Q SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2009

By:	/s/ J. David Officer
James Windels
Treasurer

Date:	July 23, 2009

EXHIBIT INDEX

(a) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)